UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

March 16, 2007

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA 000-14602 91-1206026

(State or other jurisdiction of (Commission File Number) (IRS Employer Identification incorporation) Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 — Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)  On March 14, 2007, the Company was notified by the Nasdaq Listing Qualifications Panel that it has demonstrated compliance with all Nasdaq Marketplace Rules.  Accordingly, Nasdaq determined to continue the listing of the Company’s securities on The Nasdaq Stock Market.

Item  5.03. —Amendments to Articles of Incorporation

The Form 8-K filed by Cyanotech Corporation on October 18, 2006, and dated October 16, 2006, is incorporated herein by reference, and there is filed herewith as Exhibit 3.1 the Certificate of Change referred to therein.

Item 8.01 — Other Events

On March 16, 2007, the Company issued a news release announcing that it had filed on March 14, 2007 its Form 10-Q for the quarter ended December 31,  2006. In the same release it also announced the continued listing of its Common Stock on the Nasdaq Stock Market. See Item 3.01 herein. The news release is attached hereto as Exhibit 99.1.

(d) Exhibits:

Exhibit Number
3.1	Certificate of Change Pursuant to Nevada Revised Statutes (NRS)
99.1	News Release Headed: Cyanotech Receives Notice of Compliance from Nasdaq

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH
CORPORATION (Registrant)

March 20, 2006	By:	/s/ William R. Maris
William R. Maris
Chief Financial Officer
and VP of Finance and Administration